UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material under §240.14a-12

Delphi Technologies PLC
(Name of Registrant as Specified In Its Charter)

BorgWarner Inc.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
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EXPLANATORY NOTE

This filing relates to the proposed transaction between BorgWarner Inc. (the “Company” or “BorgWarner”) and Delphi Technologies PLC (“Delphi Technologies”) pursuant to the Transaction Agreement, dated January 28, 2020, by and between the Company and Delphi Technologies.

On February 3, 2020, Frédéric B. Lissalde, President and Chief Executive Officer of the Company, delivered an integration letter to employees of Delphi Technologies. A copy of the integration letter is filed herewith.

No Offer or Solicitation

This filing is being made in respect of the proposed acquisition (the “proposed transaction”) of Delphi Technologies by BorgWarner. This filing is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this filing is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a proposed transaction not subject to, such registration requirements. Any securities issued in the proposed transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. In connection with the proposed transaction, Delphi Technologies will file certain proxy materials, which shall constitute the scheme document and the proxy statement relating to the proposed transaction (the “proxy statement”). The proxy statement will contain the full terms and conditions of the proposed transaction, including details with respect to the Delphi Technologies shareholder vote in respect of the proposed transaction. Any decision in respect of, or other response to, the proposed transaction should be made only on the basis of the information contained in the proxy statement.

Participants in the Solicitation

Delphi Technologies, BorgWarner and certain of their respective directors, executive officers and employees may be deemed “participants” in the solicitation of proxies from Delphi Technologies shareholders in respect of the proposed transaction. Information regarding the foregoing persons, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and any other relevant documents to be filed with the Securities and Exchange Commission (the “SEC”). You can find information about Delphi Technologies’ directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its definitive proxy statement filed with the SEC on Schedule 14A on March 15, 2019, and certain of Delphi Technologies’ Current Reports on Form 8-K filed with the SEC on January 7, 2019 and July 30, 2019. You can find information about BorgWarner’s directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its definitive proxy statement filed with the SEC on Schedule 14A on March 15, 2019.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed transaction. In connection with the proposed transaction, Delphi Technologies will file with the SEC and furnish to Delphi Technologies’ shareholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Before making any voting decision, Delphi Technologies’ shareholders are urged to read the proxy statement and any other relevant documents filed or to be filed with the SEC in connection with the proposed transaction or incorporated by reference in the proxy statement (if any) carefully and in their entirety when they become available because they will contain important information about the proposed transaction and the parties to the proposed transaction.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and Delphi Technologies’ and BorgWarner’s respective annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934, as amended, are available free of charge through Delphi Technologies’ and BorgWarner’s websites at www.delphi.com and www.borgwarner.com, respectively, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

Forward-Looking Statements

This filing may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act that reflect, when made, Delphi Technologies’ or BorgWarner’s respective current views with respect to future events, including the proposed transaction, and financial performance or that are based on their respective management’s current outlook, expectations, estimates and projections, including with respect to the combined group following the proposed transaction, if completed. Such forward-looking statements are subject to many risks, uncertainties and factors relating to Delphi Technologies’ or BorgWarner’s respective operations and business environment, which may cause the actual results of Delphi Technologies or BorgWarner to be materially different from those indicated any future results. All statements that address future operating, financial or business performance or Delphi Technologies’ or BorgWarner’s respective strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “could,” “designed,” “effect,” “evaluates,” “forecasts,” “goal,” “guidance,” “initiative,” “intends,” “pursue,” “seek,” “target,” “when,” “will,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” the negatives thereof and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the possibility that the proposed transaction will not be pursued; failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the proposed transaction;

adverse effects on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock and on Delphi Technologies’ or BorgWarner’s operating results because of a failure to complete the proposed transaction; failure to realize the expected benefits of the proposed transaction; failure to promptly and effectively integrate Delphi Technologies’ businesses; negative effects relating to the announcement of the proposed transaction or any further announcements relating to the proposed transaction or the consummation of the proposed transaction on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock; significant transaction costs and/or unknown or inestimable liabilities; potential litigation associated with the proposed transaction; general economic and business conditions that affect the combined group following the consummation of the proposed transaction; changes in global, political, economic, business, competitive, market and regulatory forces; changes in tax laws, regulations, rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Delphi Technologies’ or BorgWarner’s control.

For additional information about these and other factors, see the information under the caption “Risk Factors” in Delphi Technologies’ most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” filed on February 21, 2019, and the information under the caption “Risk Factors” in BorgWarner’s most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on February 19, 2019. Delphi Technologies’ and BorgWarner’s forward-looking statements speak only as of the date of this filing or as of the date they are made. Delphi Technologies and BorgWarner each disclaim any intent or obligation to update or revise any “forward looking statement” made in this filing to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as may be required by law. All subsequent written and oral forward-looking statements attributable to Delphi Technologies, BorgWarner or their respective directors, executive officers or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph